EXHIBIT 99.1


                              POWER OF ATTORNEY

The undersigned appoint Jeffrey H. Coors, and in the case of his inability to act, William K. Coors, as each of our true and lawful special attorney, with full power of substitution, for the limited purpose of, and with full power and authority to act on our behalf in all manners concerning the filing of the Schedule 13D and of amendments to the Schedule 13D, hereby constitute and appoint Jeffrey H. Coors, and in the case of his inability to act, to act in such capacity on our behalf.

This Power of Attorney may be executed in counterparts, each of which shall for all purposes be deemed to be an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney as of March 27, 2003.

                                  /S/ WILLIAM K. COORS
                                  --------------------------------------------
                                  WILLIAM   K.  COORS  as  Trustee  of  Adolph
                                  Coors,  Jr. Trust dated  September 12, 1969,
                                  Grover C. Coors Trust dated  August 7, 1952,
                                  Herman F.  Coors  Trust  dated July 5, 1946,
                                  May Kistler Coors Trust dated  September 24,
                                  1965,  Augusta  Coors  Collbran  Trust dated
                                  July 5,  1946,  Bertha  Coors  Munroe  Trust
                                  dated  July 5,  1946,  Louise  Coors  Porter
                                  Trust  dated  July  5,  1946,  Joseph  Coors
                                  Trust  dated  December  14,  1988,  Janet H.
                                  Coors   Irrevocable  Trust  FBO  Frances  M.
                                  Baker  dated July 27,  1976,  Janet H. Coors
                                  Irrevocable  Trust FBO Frank E. Ferrin dated
                                  July 27, 1976,  Janet H.  Coors  Irrevocable
                                  Trust FBO  Joseph J.  Ferrin  dated July 27,
                                  1976


                                  /S/ JOSEPH COORS, JR.
                                  --------------------------------------------
                                  JOSEPH COORS,  JR. as Trustee of May Kistler
                                  Coors  Trust  dated   September   24,  1965,
                                  Herman F.  Coors  Trust  dated July 5, 1946,
                                  Augusta Coors  Collbran  Trust dated July 5,
                                  1946,   Bertha   Coors  Munroe  Trust  dated
                                  July 5,  1946,  Louise  Coors  Porter  Trust
                                  dated  July 5,   1946,  Joseph  Coors  Trust
                                  dated  December 14,  1988,  Grover C.  Coors
                                  Trust dated September 12, 1969


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                                  /S/ JEFFREY H. COORS
                                  --------------------------------------------
                                  JEFFREY   H.  COORS  as  Trustee  of  Adolph
                                  Coors,  Jr. Trust dated  September 12, 1969,
                                  May Kistler Coors Trust dated  September 24,
                                  1965,  Grover C. Coors Trust dated August 7,
                                  1952,  Herman F. Coors Trust  dated  July 5,
                                  1946,  Augusta  Coors  Collbran  Trust dated
                                  July 5,  1946,  Bertha  Coors  Munroe  Trust
                                  dated  July 5,  1946,  Louise  Coors  Porter
                                  Trust  dated  July 5,   1946,  Joseph  Coors
                                  Trust  dated  December 14,   1988,  Janet H.
                                  Coors   Irrevocable  Trust  FBO  Frances  M.
                                  Baker dated  July 27,  1976,  Janet H. Coors
                                  Irrevocable  Trust FBO Frank E. Ferrin dated
                                  July 27, 1976,  Janet H.  Coors  Irrevocable
                                  Trust FBO  Joseph J.  Ferrin  dated July 27,
                                  1976


                                  /S/ PETER H. COORS
                                  --------------------------------------------
                                  PETER H. COORS as  Trustee of Adolph  Coors,
                                  Jr.  Trust dated  September  12,  1969,  May
                                  Kistler  Coors  Trust  dated   September 24,
                                  1965,  Grover C. Coors Trust dated August 7,
                                  1952,  Herman F. Coors Trust  dated  July 5,
                                  1946,  Augusta  Coors  Collbran  Trust dated
                                  July 5,  1946,  Bertha  Coors  Munroe  Trust
                                  dated  July 5,  1946,  Louise  Coors  Porter
                                  Trust  dated  July 5,   1946,  Joseph  Coors
                                  Trust  dated  December 14,   1988,  Janet H.
                                  Coors   Irrevocable  Trust  FBO  Frances  M.
                                  Baker dated July 27,  1976,  Janet H.  Coors
                                  Irrevocable Trust FBO Frank E.  Ferrin dated
                                  July 27,  1976,  Janet H.  Coors Irrevocable
                                  Trust FBO  Joseph J.  Ferrin dated  July 27,
                                  1976


                                  /S/ JOHN K. COORS
                                  --------------------------------------------
                                  JOHN K.  COORS  as  Trustee  of  May Kistler
                                  Coors   Trust  dated   September 24,   1965,
                                  Grover C.  Coors Trust dated August 7, 1952,
                                  Herman F.  Coors  Trust  dated July 5, 1946,
                                  Augusta Coors  Collbran  Trust dated July 5,
                                  1946,   Bertha   Coors  Munroe  Trust  dated
                                  July 5,  1946,  Louise  Coors  Porter  Trust
                                  dated July 5, 1946


                                  /S/ DARDEN K. COORS
                                  --------------------------------------------
                                  DARDEN K. COORS as Trustee of Herman F.
                                  Coors Trust dated July 5, 1946

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                                  /S/ JOHN K. COORS
                                  --------------------------------------------
                                  JOHN K. COORS, Individually


                                  /S/ JOSEPH COORS, JR.
                                  --------------------------------------------
                                  JOSEPH COORS, JR., Individually


                                  /S/ WILLIAM K. COORS
                                  --------------------------------------------
                                  WILLIAM K. COORS, Individually


                                  /S/ PETER H. COORS
                                  --------------------------------------------
                                  PETER H. COORS, Individually


                                  /S/ DARDEN K. COORS
                                  --------------------------------------------
                                  DARDEN K. COORS, Individually



                                  ADOLPH COORS FOUNDATION


                                  By: /S/ WILLIAM K. COORS
                                     -----------------------------------------
                                      William K. Coors